Exhibit 99.1

CERTIFICATION UNDER SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K of Offshore Logistics, Inc. (the “Company”) for the fiscal year ended March 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof, I, George M. Small, Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

     (2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George M. Small

Name: George M. Small
Title: Chief Executive Officer and President
Date: June 6, 2003

A signed original of this written statement required by Section 906 has been provided to Offshore Logistics, Inc. and will be retained by Offshore Logistics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.